EXHIBIT 99.1

                           LETTER OF TRANSMITTAL


                              US AIRWAYS, INC.

                             OFFER TO EXCHANGE
           CLASS C PASS THROUGH CERTIFICATES, SERIES 1998-1 WHICH
           HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                        FOR ANY AND ALL OUTSTANDING
              CLASS C PASS THROUGH CERTIFICATES, SERIES 1998-1

             PURSUANT TO THE PROSPECTUS DATED __________, 1999.

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________, 1999, UNLESS EXTENDED. TENDERED OLD CLASS C CERTIFICATES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE.


               THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                    STATE STREET BANK AND TRUST COMPANY


               BY HAND, REGISTERED MAIL OR OVERNIGHT CARRIER:

                    State Street Bank and Trust Company
                         Corporate Trust Department
                    Two International Place -- 4th Floor
                              Boston, MA 02110
                             Attn: Susan Lavey
                           Phone: (617) 664-5314

               BY FACSIMILE (GUARANTEED DELIVERY FORMS ONLY):

                               (617) 664-5290
                             Attn: Susan Lavey



      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

      THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.



      Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

      The undersigned acknowledges receipt of the Prospectus, dated ________, 1999 (the "Prospectus"), of US Airways, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal, which together constitute the offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $141,366,000 of Class C Pass Through Certificates, Series 1998-1, which have been registered under the Securities Act of 1933, as amended (collectively, the "New Class C Certificates"), for an equal principal amount of the outstanding Class C Pass Through Certificates, Series 1998-1 (the "Old Class C Certificates"). The Exchange Offer is being made in order to satisfy certain obligations of the Company contained in the Registration Agreement, dated as of December 14, 1998, as amended, between the Company and the Initial Purchaser named therein (the "Registration Agreement").

      For each Old Class C Certificate accepted for exchange, the holder of such Old Class C Certificate will receive a New Class C Certificate having a principal amount equal to that of the surrendered Old Class C Certificate. New Class C Certificates will accrue interest at the applicable per annum rate of 6.82%, from the most recent date to which interest was paid on the Old Class C Certificates or, if no interest has been paid, from December 14, 1998 (the "Issuance Date"). Interest on the New Class C Certificates is payable on January 30 and July 30 of each year, commencing upon the consummation of the Exchange Offer, subject to the terms of the Intercreditor Agreement (as defined in the Prospectus). If (i) any Registration Statement required by the Registration Agreement is not filed with the Securities and Exchange Commission (the "Commission") on or prior to the applicable filing deadline specified in the Registration Agreement, (ii) any Registration Statement required by the Registration Agreement is not declared effective by the Commission on or prior to the applicable effectiveness deadline specified in the Registration Agreement,
(iii) the Exchange Offer has not been consummated on or prior to the consummation deadline specified in the Registration Agreement or (iv) any Registration Statement required by the Registration Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within two (2) days by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective within five (5) days of filing such post-effective amendment to such Registration Statement (each such event in clauses (i) through (iv), a "Registration Default"), then US Airways agrees to pay to the Class C Trust for distribution to each holder effected thereby liquidated damages in an amount equal to the following: during the first ninety (90)-day period immediately following the occurrence of such Registration Default, .0025 (the "Multiplier") times the aggregate principal amount of such holder's Old Class C Certificates times the number of days such Registration Default exists divided by 360 (less any amount thereof that has been paid as provided in the next paragraph). The amount of the Multiplier shall increase by .0025 during each subsequent ninety (90)-day period up to a maximum Multiplier of .01. Once US Airways cures a default described in clause (i), (ii), (iii) or (iv) of the preceding sentence, the liquidated damages payable with respect to the Old Class C Certificates as a result of such clause (i), (ii), (iii) or (iv), as applicable, will cease, until such time, if any, that another Registration Default occurs.

      The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Class C Certificates of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

      This Letter is to be completed by a holder of Old Class C Certificates if Old Class C Certificates are to be forwarded herewith or if a tender of Old Class C Certificates, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedure set forth in "The Exchange Offer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such participant. Holders of Old Class C Certificates whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Class C Certificates into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Class C Certificates according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.


                   NOTE: SIGNATURES MUST BE PROVIDED BELOW
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


ALL TENDERING HOLDERS COMPLETE THIS BOX:

  ------------------------------------------------------------------------------------------
                     DESCRIPTION OF OLD CLASS C CERTIFICATES TENDERED
  ------------------------------------------------------------------------------------------
    IF BLANK, PLEASE PRINT NAME
          AND ADDRESS                              OLD CLASS C CERTIFICATES
    OF REGISTERED HOLDER(S)                (ATTACH ADDITIONAL LIST IF NECESSARY)
  ------------------------------------------------------------------------------------------
                                                                          PRINCIPAL AMOUNT
                                                       AGGREGATE           OF OLD CLASS C
                                  CERTIFICATE OR    PRINCIPAL AMOUNT        CERTIFICATES
                                   REGISTRATION      OF OLD CLASS C           TENDERED
                                     NUMBER(S)*       CERTIFICATES      (IF LESS THAN ALL)**
                                  ----------------------------------------------------------

  ------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------

                                                     TOTAL:
  ------------------------------------------------------------------------------------------

  * Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the required information.
  ** Old Class C Certificates may be tendered in whole or in part in multiples of $1,000. All Old Class C Certificates held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.


      The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Class C Certificates must complete this Letter in its entirety.


           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[__] CHECK HERE IF TENDERED OLD CLASS C CERTIFICATES ARE BEING DELIVERED BY BOOK- ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution _______________________________________

      DTC Account Number _______________ Transaction Code Number __________

[__] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD CLASS C CERTIFICATES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

      Name(s) of Registered Holder(s) _____________________________________

      Date of Execution of Notice of Guaranteed Delivery __________________

      Name of Eligible Institution which Guaranteed Delivery ______________

      If Guaranteed Delivery is to be made by Book-Entry Transfer:

      Name of Tendering Institution _______________________________________

      DTC Account Number _______________ Transaction Code Number __________

[__] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD CLASS C CERTIFICATES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[__] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD CLASS C CERTIFICATES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.



Name: _____________________________________________________________________

Address: __________________________________________________________________




Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above described principal amount of Old Class C Certificates in exchange for an identical principal amount of New Class C Certificates. Subject to, and effective upon, the acceptance for exchange of the Old Class C Certificates tendered herewith, the undersigned hereby exchanges, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Class C Certificates as are being tendered herewith, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) to cause the Old Class C Certificates to be assigned, transferred and exchanged.

      THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, ASSIGN AND TRANSFER THE OLD CLASS C CERTIFICATES TENDERED HEREBY AND TO ACQUIRE NEW CLASS C CERTIFICATES ISSUABLE UPON THE EXCHANGE OF SUCH TENDERED OLD CLASS C CERTIFICATES, AND THAT, WHEN THE OLD CLASS C CERTIFICATES ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD CLASS C CERTIFICATES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED HEREBY FURTHER REPRESENTS THAT ANY NEW CLASS C CERTIFICATES ACQUIRED IN EXCHANGE FOR OLD CLASS C CERTIFICATES TENDERED HEREBY WILL HAVE BEEN ACQUIRED IN THE ORDINARY COURSE OF BUSINESS OF THE PERSON RECEIVING SUCH CERTIFICATES, WHETHER OR NOT SUCH PERSON IS THE UNDERSIGNED, THAT NEITHER THE HOLDER OF SUCH OLD CLASS C CERTIFICATES NOR ANY SUCH OTHER PERSON IS ENGAGED IN, OR HAS AN ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN THE DISTRIBUTION OF SUCH NEW CLASS C CERTIFICATES, AND THAT NEITHER THE HOLDER OF SUCH OLD CLASS C CERTIFICATES NOR ANY SUCH OTHER PERSON IS AN "AFFILIATE," AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OF THE COMPANY. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD CLASS C CERTIFICATES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

      The undersigned understands that tenders of Old Class C Certificates pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions herein will, upon the Company's acceptance for exchange of such tendered Old Class C Certificates, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

      The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Class C Certificates or transfer ownership of such Old Class C Certificates on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any tendered Old Class C Certificates by the Company and the issuance of New Class C Certificates in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Old Class C Certificates or the New Class C Certificates.

      The Exchange Offer is not conditioned upon any principal amount of Old Class C Certificates being tendered for exchange. However, the Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Class C Certificates tendered hereby and, in such event, the Old Class C Certificates not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

      The name(s) and addressee(s) of the registered holder(s) of the Old Class C Certificates tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Old Class C Certificates. The certificate number(s) and the Old Class C Certificates that the undersigned wishes to tender should be indicated in the appropriate boxes above.

      The undersigned acknowledges that this Exchange Offer is being made in reliance on the position of the staff of the Commission as set forth in certain interpretive letters addressed to third parties in other transactions substantially similar to the Exchange Offer, which lead the Company to believe that New Class C Certificates issued pursuant to the Exchange Offer to a holder in exchange for Old Class C Certificates may be offered for resale, resold and otherwise transferred by a holder (other than (i) a broker-dealer who purchased Old Class C Certificates directly from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act, (ii) an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, or (iii) a broker-dealer who acquired the Old Class C Certificates as a result of market-making or other trading activities) without further compliance with the registration and prospectus delivery provisions of the Securities Act, provided, that such holder is acquiring the New Class C Certificates in the ordinary course of business and is not participating, and has no arrangement or understanding with any person to participate, in the distribution of the New Class C Certificates. Accordingly, the undersigned represents that (i) it is not an "affiliate" of the Company as defined in Rule 405 of the Securities Act, (ii) it is not a broker-dealer that acquired Old Class C Certificates directly from the Company in order to resell them pursuant to Rule 144A of the Securities Act or any other available exemption under the Securities Act, (iii) it will acquire the New Class C Certificates in the ordinary course of business and (iv) it is not participating, and does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the New Class C Certificates. The undersigned acknowledges that if it is unable to make these representations to the Company, it will not be able to rely on the interpretations of the staff of the Commission described above and therefore will be required to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or other transfer of such Old Class C Certificates unless such sale is made pursuant to an exemption from such requirements. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Class C Certificates. If the undersigned is a broker-dealer that will receive New Class C Certificates for its own account in exchange for Old Class C Certificates, it represents that it acquired the Old Class C Certificates for its own account as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Class C Certificates; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of Section 2(11) of the Securities Act. Failure to comply with any of the above-mentioned requirements could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company.

      Unless otherwise indicated in the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, all New Class C Certificates delivered in exchange for tendered Old Class C Certificates, and any Old Class C Certificates delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If a New Class C Certificate is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the New Class C Certificate is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Old Class C Certificates are surrendered by holder(s) that have completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (as defined in Instruction 3).

      All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Tendered Old Class C Certificates may be withdrawn in accordance with Instruction 2 hereto at any time prior to the Expiration Date.

      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD CLASS C CERTIFICATES TENDERED" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD CLASS C CERTIFICATES AS SET FORTH IN SUCH BOX.


                         REGISTERED HOLDERS OF OLD
                       CLASS C CERTIFICATES SIGN HERE
        (PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN OR, IN THE CASE
          OF CERTAIN FOREIGN PERSONS, SUBSTITUTE FORM W-8 HEREIN)

____________________________________________________________________________

____________________________________________________________________________
                            SIGNATURE(S) OF HOLDER(S)

Date:_________________________________

      (Must be signed by the registered holder(s) exactly as name(s) appear(s) on Old Class C Certificate(s) hereby tendered or on a security position listing or by person(s) authorized to become the registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 3 below.)

Name(s): ___________________________________________________________________
____________________________________________________________________________
____________________________________________________________________________
                               (PLEASE PRINT)

Capacity (full title): _____________________________________________________
____________________________________________________________________________
____________________________________________________________________________

Address: ___________________________________________________________________
____________________________________________________________________________
                                                          (INCLUDE ZIP CODE)

Area Code and Telephone No.: _______________________________________________


                         GUARANTEE OF SIGNATURE(S)
                         (SEE INSTRUCTION 3 BELOW)

Authorized Signature: ______________________________________________________
Name: ______________________________________________________________________
____________________________________________________________________________
                         (PLEASE TYPE OR PRINT)

Title: _____________________________________________________________________
Name of Firm: ______________________________________________________________
Address: ___________________________________________________________________
____________________________________________________________________________
                             (INCLUDE ZIP CODE)

Area Code and Telephone No.: _______________________________________________
Date:_________________________________




   SPECIAL ISSUANCE INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
(SIGNATURE GUARANTEE REQUIRED--SEE        (SIGNATURE GUARANTEE REQUIRED--SEE
      INSTRUCTIONS 3 AND 4)                      INSTRUCTIONS 3 AND 4)

TO BE COMPLETED ONLY if New Class C      TO BE COMPLETED ONLY if New Class C
Certificates or Old Class C              Certificates or Old Class C
Certificates not tendered or not         Certificates not tendered or not
accepted are to be issued in the         accepted are to be sent to someone
name of someone other than the           other than the undersigned, or to
undersigned.                             the undersigned at an address
                                         other than that shown above under
Issue:                                   "Description of Old Class C
     [ ] New Class C Certificates:       Certificates Tendered."
     [ ] Old Class C Certificates:
                                         Mail:
Name: ____________________________           [ ]  New Class C Certificates:
            (PLEASE PRINT)                   [ ]  Old Class C Certificates:

Address: _________________________       Name: _____________________________
__________________________________                 (PLEASE-PRINT)
__________________________________
         (INCLUDE ZIP CODE)              Address: __________________________
                                         ___________________________________
Telephone Number: _________________      ___________________________________
                                                   (INCLUDE ZIP CODE)
Book Entry Transfer
  Facility Account: _______________      Telephone Number: _________________

___________________________________      ___________________________________
 EMPLOYER IDENTIFICATION OR SOCIAL        EMPLOYER IDENTIFICATION OR SOCIAL
          SECURITY NUMBER                          SECURITY NUMBER



                                 INSTRUCTIONS

     Forming Part of the Terms and Conditions of the Offer to Exchange Class C Pass Through Certificates, Series 1998-1, which have been registered under the Securities Act of 1933, as amended, for any and all outstanding Class C Pass Through Certificates, Series 1998-1.

1. DELIVERY OF THIS LETTER AND OLD CLASS C CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

     This Letter is to be completed by holders of Old Class C Certificates if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such participant. Certificates for all physically tendered Old Class C Certificates, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or an Agent's Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Class C Certificates tendered hereby must be in multiples of $1,000.

      Holders of Old Class C Certificates whose certificates for Old Class C Certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Class C Certificates pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Class C Certificates and the amount of Old Class C Certificates tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Class C Certificates, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof or an Agent's Message in lieu thereof), with any required signature guarantees and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Class C Certificates, in proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof or an Agent's Message in lieu thereof), with any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

      THE METHOD OF DELIVERY OF THIS LETTER, THE OLD CLASS C CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF OLD CLASS C CERTIFICATES ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

      See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO CERTIFICATEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWAL OF TENDER.

      If less than all of the Old Class C Certificates evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Class C Certificates to be tendered in the box above entitled "Description of Old Class C Certificates--Principal Amount of Old Class C Certificates Tendered." A reissued certificate representing the balance of nontendered Old Class C Certificates will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Class C Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

      Tenders of Old Class C Certificates may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must specify the name of the person having tendered the Old Class C Certificates to be withdrawn, identify the Old Class C Certificates to be withdrawn (including the principal amount of such Old Class C Certificates) and (where certificates for Old Class C Certificates have been transmitted) specify the name in which such Old Class C Certificates are registered, if different from that of the withdrawing holder. If certificates for Old Class C Certificates have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such holder is an Eligible Institution. If Old Class C Certificates have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Class C Certificates and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination will be final and binding on all parties. Any Old Class C Certificates so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer.

3. SIGNATURES OF THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

      If this Letter of Transmittal is signed by the registered holder of the Old Class C Certificates tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

      If any tendered Old Class C Certificates are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If any tendered Old Class C Certificates are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     When this Letter of Transmittal is signed by the registered holder of the Old Class C Certificates specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Class C Certificates are to be issued, or any untendered Old Class C Certificates are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

      Endorsements on certificates for Old Class C Certificates or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by an "eligible guarantor" institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Institution").

     Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Old Class C Certificates are tendered:
(i) by a registered holder of Old Class C Certificates (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Class C Certificates) tendered who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4.    SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

      Tendering holders of Old Class C Certificates should indicate in the applicable box the name and address to which New Class C Certificates issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Class C Certificates not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Old Class C Certificates tendering Old Class C Certificates by book-entry transfer may request that Old Class C Certificates not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder of Old Class C Certificates may designate hereon. If no such instructions are given, such Old Class C Certificates not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

5.   TAXPAYER IDENTIFICATION NUMBER.

     Federal income tax law generally requires that a tendering holder whose Old Class C Certificates are accepted for exchange must provide the Exchange Agent with (i) such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or (ii) in the case of certain exempt foreign persons, the Substitute Form W-8 below. If such tendering holder is an individual, the TIN is his or her social security number. If a tendering holder does not provide the Exchange Agent with its current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS") in addition to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

      Exempt holders of Old Class C Certificates (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Certain foreign persons can qualify for this exemption by submitting a Form W-8 or Substitute Form W-8 below, signed under penalties of perjury and attesting to such person's foreign status.

     To prevent backup withholding, each tendering holder of Old Class C Certificates must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that such holder is no longer subject to backup withholding. If the Old Class C Certificates are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Exchange Agent.

6.    TRANSFER TAXES.

      The Company will pay all transfer taxes, if any, applicable to the transfer of Old Class C Certificates to it or its order pursuant to the Exchange Offer. If, however, New Class C Certificates and/or substitute Old Class C Certificates not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Class C Certificates tendered hereby, or if tendered Old Class C Certificates are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Class C Certificates to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

      Except as provided in this Instruction 6, it is not necessary for transfer tax stamps to be affixed to the Old Class C Certificates specified in this Letter.

7.    WAIVER OF CONDITIONS.

      The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.    NO CONDITIONAL TENDERS.

      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Class C Certificates, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Class C Certificates for exchange.

      Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Class C Certificates nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN OR DESTROYED OLD CLASS C CERTIFICATES.

      Any holder whose Old Class C Certificates have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.   IRREGULARITIES.

     All questions as to the validity, form, eligibility (including time of receipt) and withdrawal of the tendered Old Class C Certificates will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Class C Certificates not properly tendered or any Old Class C Certificates the acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any irregularities or conditions of tender as to particular Old Class C Certificates. The Company's interpretation of the terms and conditions of the Exchange Offer will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Class C Certificates must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Old Class C Certificates, nor will any of them incur any liability for failure to give such notification. Tenders of Old Class C Certificates will not be deemed to have been made until such irregularities have been cured or waived. Any Old Class C Certificates received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering holders of Old Class C Certificates as soon as practicable following the Expiration Date.

11.   REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

      Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.


                     TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS:

                     PAYER'S NAME: STATE STREET BANK AND TRUST COMPANY


    SUBSTITUTE         PART I--Taxpayer Identification Number--For      _______________________________
     FORM W-9          all accounts, enter Taxpayer Identification          Social Security Number
DEPARTMENT OF THE      Number in the box at right.  (For most
     TREASURY          individuals, this is your social security                      OR
 INTERNAL REVENUE      number.  For sole proprietors or resident
     SERVICE           aliens, see the W-9 Guidelines.  For other       _______________________________
                       entities, it is your Employer Identification     Employer Identification Number
                       Number.  If you do not have a number, see
                       Obtaining a Number in the enclosed W-9               (If awaiting TIN, write
 PAYER'S REQUEST       Guidelines.)  Certify by signing and dating                "Applied For")
  FOR TAXPAYER         below.
 IDENTIFICATION
   NUMBER (TIN)        Note:  If the account is in more than one
                       name, see chart in the enclosed W-9
                       Guidelines to determine which number to
                       give the payer.

                       PART II:--For payees exempt from backup
                       withholding, see the enclosed W-9 Guidelines and complete as instructed therein.

Certification--Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)  Any other information provided on this form is true and correct.

Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed W-9 Guidelines.)

Signature_______________________________________  Date__________________


     NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.



            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31% of all reportable payments made to me on account of the New Class C Certificates shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

SIGNATURE:______________________________________   DATE: ________________




                         CERTIFICATE OF FOREIGN STATUS


Substitute                     CERTIFICATION:
Form W-8
                               Under penalties of perjury, I certify that I
Department of the Treasury     am an exempt foreign person because:
Internal Revenue Service
                               1)  I am a nonresident alien individual or a
                                   foreign corporation, partnership, estate, or trust;

                               2) I am an individual who has not been, and plans not to be, present in the United States for a total of 183 days or more during the calendar year; and

                               3)  I am neither engaged, nor plan to be
                                   engaged during the year, in a United
                                   States trade or business that has
                                   effectively connected gains from
                                   transactions with a broker or a barter
                                   exchange.

Signature  _______________________________     Date _______________________

Print Name _______________________________